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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                 March 28, 1997

                             HEALTH CARE REIT, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                           1-8923                    34-1096634
(State or other jurisdiction        (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio             43603-1475
(Address of principal executive offices)                         (Zip Code)

       (Registrant's telephone number, including area Code): 419-247-2800


                    The Exhibit Index is located on page 3.

ITEM 5.  OTHER EVENTS.

         On March 28, 1997, the Registrant and its subsidiaries entered into an unsecured Loan Agreement with twelve (12) banks, for which KeyBank National Association will act as administrative agent. Under the terms of the unsecured Loan Agreement, $175,000,000 will be made available to the Registrant and its subsidiaries on a revolving credit basis. Also on March 28, 1997, the collateral that secured the Registrant's $52,000,000 Senior Notes and $30,000,000 Senior Notes was released pursuant to Amended and Restated Note Purchase Agreements.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.
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
                 (10.1) Loan Agreement dated as of March 28, 1997 by and among Health Care REIT, Inc., its subsidiaries, the banks which are signatory thereto and KeyBank National Association, as Agent.

                 (10.2) Amended and Restated Note Purchase Agreement - $52,000,000 Senior Notes

                 (10.3) Amended and Restated Note Purchase Agreement - $30,000,000 Senior Notes
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        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HEALTH CARE REIT, INC.


                                        /s/ George L. Chapman
                                        ----------------------------------
                                        George L. Chapman


                                        Its: Chairman of the Board, Chief
                                             Executive Officer and President


Dated: April 8, 1997



                                      -2-

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                                 EXHIBIT INDEX
                                 -------------

                                  Designation
                                  Number Under

         Item 601
Exhibit  of Reg.
Number   S-K      Description
-------  -------- -----------
10.1     10       Loan Agreement dated as of March 28, 1997 by and among
                  Health Care REIT, Inc., its subsidiaries, the banks which are signatory thereto and KeyBank National Association, as Agent.

10.2     10       Amended and Restated Note Purchase Agreement - $52,000,000
                  Senior Notes

10.3     10       Amended and Restated Note Purchase Agreement - $30,000,000
                  Senior Notes

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